INVENTORIES	12 Months Ended
Dec. 31, 2013
INVENTORIES
INVENTORIES

4. INVENTORIES

        Inventories consisted of the following (dollars in millions):

	December 31,
	2013	2012
Raw materials and supplies	$433	$484
Work in progress	92	98
Finished goods	1,290	1,311

Total	1,815	1,893
LIFO reserves	(74)	(74)

Net	$1,741	$1,819

        For both December 31, 2013 and 2012, approximately 11% of inventories were recorded using the LIFO cost method.